UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2009

CARVER BANCORP, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	001-13007	13-3904174
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 West 125th Street New York, NY	10027-4512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 360-8820

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 28, 2009, Carver Bancorp, Inc. (the “Company”), the holding company for Carver Federal Savings Bank (the “Bank”), issued a press release announcing that the Bank’s wholly owned subsidiary, Carver Community Development Corporation, was awarded $65 million in New Market Tax Credit funds. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference. The Company does not intend for this Item 8.01 or Exhibit 99.1 to be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 or to be incorporated by reference into filings under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is filed as part of this report:

99.1  Press release entitled “CARVER BANCORP, INC. ANNOUNCES $65 MILLION NEW MARKET TAX CREDIT ALLOCATION”, dated May 28, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

DATE:  May 29, 2009

BY: /s/ Mark A. Ricca
Mark A. Ricca
Executive Vice President, Chief Risk Officer
and General Counsel